                                                                 EXHIBIT 10.4(D)

                                                               EXECUTION VERSION

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                  THIS ASSIGNMENT AND ASSUMPTION AGREEMENT, dated June 30, 2006,
(the "Agreement") among J.P. Morgan Mortgage Acquisition Corp., ("Assignor"),
Bank of America, National Association, ("Assignee"), JPMorgan Chase Bank,
National Association ("JPM" and a "Company") and Chase Home Finance LLC ("CHF"
and a "Company" and together with JPM the "Companies"):

                                    RECITALS

                  The Assignor and the Companies are parties to that certain
Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of May
1, 2004, as amended by Amendment No. 1, dated as of January 1, 2005, Amendment
No. 2, dated as of December 1, 2005, Amendment Reg AB, dated as of January 1,
2006 and as amended from time to time (the "Purchase, Warranties and Servicing
Agreement"), which is attached hereto as Exhibit A;

                  The Assignor desires to grant, transfer and assign to the
Assignee all of the right, title and interest of Assignor, as Purchaser, in, to and under (a) those certain Mortgage Loans listed on Exhibit B attached hereto
(the "Mortgage Loans") and (b) the Purchase, Warranties and Servicing Agreement
with respect to the Mortgage Loans;

                  CHF and the Assignee are parties to that certain Mortgage Loan
Purchase, Warranties and Servicing Agreement (the "MLPWA"), dated as of January
1, 2005, and JPM, CHF and the Assignee are parties to that certain Amendment Reg
AB (the "Amendment Reg AB") dated as of January 1, 2006, each as amended from time to time, which are attached hereto as Exhibit C and the terms of which are incorporated by reference for the purposes provided herein and made a part hereof;

                  The Assignor and the Companies have agreed to make certain representations and warranties with respect to the Mortgage Loans in accordance with the MLPWA; and

                  The Assignee desires that JPM service the Mortgage Loans in accordance with terms of the MLPWA;

                  Accordingly, for and in consideration of the sum of TEN
DOLLARS ($10.00) and other valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

                  I. Assignment.

                  (a) The Assignor hereby grants, transfers and assigns to
         Assignee all of the right, title and interest of Assignor, as
         Purchaser, in, to and under (i) the Mortgage Loans and (ii) the
         Purchase, Warranties and Servicing Agreement, with respect to the
         Mortgage Loans. The Assignee shall be entitled to all scheduled payments due on the Mortgage Loans after June 1, 2006 (the "Assigned
         Loans Cut-off Date") and all unscheduled payments or other proceeds or other recoveries on the Mortgage Loans received on and after the
         Assigned Loans Cut-off Date.

                  (b) The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and all obligations of the Assignor with respect to any mortgage loans subject to the Purchase, Warranties and Servicing Agreement which are not the Mortgage Loans set forth on Exhibit B attached hereto and are not the subject of this Agreement.

                  II. Assignor Representations and Warranties. The Assignor
warrants and represents to, and covenants with, the Assignee that:

                  (a) The Assignor is a corporation duly organized, validly
         existing and in good standing under the laws of Delaware and has all licenses necessary to carry out its business as now being conducted, and is licensed and qualified to transact business in each state in which any Mortgaged Property is located or is otherwise exempt under applicable law from such licensing or qualification or is otherwise not required under applicable law to effect such licensing or qualification and no demand for such licensing or qualification has been made upon such Assignor by any such state, and in any event such Assignor is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of each Mortgage Loan;

                  (b) The Assignor has the full power and authority and legal right to hold, transfer and convey each Mortgage Loan, to sell each
         Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement and to conduct its business as presently conducted, has duly authorized the execution, delivery and performance of this Agreement and any agreements contemplated hereby, has duly executed and delivered this
         Agreement, and any agreements contemplated hereby, and this Agreement constitutes a legal, valid and binding obligation of the Assignor, enforceable against it in accordance with its terms, and all requisite corporate action has been taken by the Assignor to make this Agreement and all agreements contemplated hereby valid and binding upon the
         Assignor in accordance with their terms;

                  (c) None of the execution and delivery of this Agreement, the sale of the Mortgage Loans to the Assignee, the consummation of the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with any of the terms, conditions or provisions of the Assignor's charter or by laws or materially conflict with or result in a material breach of any of the terms, conditions or provisions of any legal restriction or any agreement or instrument to which the Assignor is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject or impair the ability of the Assignee to realize on the Mortgage Loans or impair the value of the Mortgage
         Loans;

                  (d) There is no litigation, suit, proceeding or investigation pending or threatened, or any order or decree outstanding, with respect to the Assignor which is reasonably likely to have a material adverse effect on the sale of the Mortgage Loans, the execution, delivery, performance or enforceability of this Agreement, or which is reasonably likely to have a material adverse effect on the financial condition of the Assignor;

                  (e) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Assignor of or compliance by the Assignor with this Agreement, except for consents, approvals, authorizations and orders which have been obtained;

                  (f) The consummation of the transactions contemplated by this
         Agreement is in the ordinary course of business of the Assignor, and the transfer, assignment and conveyance of the Mortgage Notes and the
         Mortgages by the Assignor pursuant to this Agreement are not subject to bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

                  (g) The Assignor used no adverse selection procedures in
         selecting from among the outstanding first lien residential mortgage loans owned by it which were available for inclusion in the sale to
         Assignee;

                  (h) The Assignor will treat the sale of the Mortgage Loans to the Assignee as a sale for reporting and accounting purposes and, to the extent appropriate, for federal income tax purposes;

                  (i) The Assignor does not believe, nor does it have any cause or reason to believe, that it cannot perform each and every covenant contained in this Agreement. The Assignor is solvent and the sale of the Mortgage Loans will not cause the Assignor to become insolvent. The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Assignor's creditors;

                  (j) The Assignor has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans;

                  (k) No statement, tape, diskette, form, report or other
         document (the "Delivered Items") prepared by, or on behalf of, Assignor
         (other than Delivered Items prepared by or on behalf of the Companies)
         pursuant to this Agreement or in connection with the transactions contemplated hereby, contains or will contain any statement that is or will be inaccurate or misleading in any material respect; and

                  (l) (i) attached hereto as Exhibit A is a true, accurate and complete copy of the Purchase, Warranties and Servicing Agreement, (ii)
         such agreement is in full force and effect as of the date hereof, (iii)
         such agreement has not been amended or modified in any respect and (iv)
         no notice of termination has been given to such party under such agreement.

                  III. Holding Period Representations and Warranties.

                  (a) The Assignor further warrants and represents to the
         Assignee that with respect to each of the Mortgage Loans, each representation and warranty set forth in

         Section 3.02 of the MLPWA is deemed to be made as of the date hereof and is true and correct in all material respects with respect to the period of time (in each case the "Holding Period") following the date on which each Company sells the Mortgage Loans to the Assignor, which shall be such dates as noted on Exhibit B (the "Company Closing Date")
         up to and including the date on which the Assignor assigns the Mortgage
         Loans to the Assignee, which shall be June 30, 2006 (the "Assignment
         Closing Date"), but only to the extent that such representation or warranty was true and correct when made by the Companies on the applicable Company Closing Date. In the event that the Assignee or the
         Assignor discovers a breach of a representation or warranty with respect to a Mortgage Loan arising during the related Holding Period, which materially and adversely affects the value of such Mortgage Loan or the interest of the Assignee therein, the party discovering such breach shall give prompt written notice to the other parties hereto and provide the Assignor with evidence of such breach, and the Assignor shall have 90 days following the discovery or receipt of notice of such breach in which to cure such breach or repurchase the affected Mortgage
         Loan. Subject to subparagraph (b) below, if the Assignor is unable to cure such breach, then the Assignor shall promptly repurchase each affected Mortgage Loan at the Repurchase Price (as defined below). For purposes of making certain representations and warranties contemplated in this section, each reference in Section 3.02 of the MLPWA (i) to the
         "Cut-off Date" shall be deemed to be a reference to the Assigned Loans
         Cut-off Date, (ii) to the "Mortgage Loan Schedule" shall be deemed to be a reference to Exhibit B attached hereto and (iii) to the "Closing
         Date" shall be deemed to be a reference to the date hereof.

                  (b) The "Repurchase Price" with respect to any affected
         Mortgage Loan shall be an amount equal to (a) the Purchase Price
         Percentage, multiplied by the outstanding principal balance of such affected Mortgage Loan as of the date of such repurchase, plus (b)
         accrued and unpaid interest on such affected Mortgage Loan to but not including the date of such repurchase, less (c) the amount of any unreimbursed principal or interest advances, if any, owed to the servicer with respect to such Mortgage Loan; provided, however, that in the event such breach constitutes a breach of Section 3.02(uu) of the
         MLPWA, then the Repurchase Price shall also include any costs and damages incurred by the Assignor or its assigns as a result of such breach. The Repurchase Price shall be paid by the Assignor by wire transfer to the Assignee to an account designated by the Assignee. The
         "Purchase Price Percentage" shall be the percentage set forth in that certain Purchase Price and Terms Letter dated as of May 24, 2006 between the Assignor and the Assignee (the "PPTL").

                  (c) Contemporaneously with the Assignor's repurchase of any affected Mortgage Loan (each, a "Repurchased Mortgage Loan") from the
         Assignee pursuant to subparagraph (b) above, the Assignee shall reconvey such Repurchased Mortgage Loan to the Assignor by delivering to the Assignor or the Assignor's designee, the mortgage note endorsed in blank, the mortgage, the assignment of mortgage in blank and such other documents delivered to the Assignee in connection with the
         Assignee's purchase thereof, and by executing an assignment and assumption agreement, conveying the Assignee's rights to such
         Repurchased Mortgage Loan and any related rights under the Purchase,
         Warranties and Servicing Agreement to which such Mortgage Loan is subject and under this Agreement. In the event of a repurchase, the
         Companies shall service such

         Repurchased Mortgage Loan in accordance with the terms of the Purchase,
         Warranties and Servicing Agreement from the date of the repurchase. In such event, the Assignee hereby agrees to reassign the Purchase,
         Warranties and Servicing Agreement to the Assignor with respect to such
         Repurchased Mortgage Loan and the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Companies, as applicable, to cure such breach or repurchase such Mortgage Loan under the terms of the Purchase, Warranties and Servicing Agreement with respect to such Repurchased Mortgage Loan.

                  IV. Assignee Representations and Warranties. The Assignee
         warrants and represents to, and covenants with, the Assignor and each
         Company that:

                  (a) The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Purchase, Warranties and
         Servicing Agreement and the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Companies and the Assignor all of the Assignor's obligations as Purchaser thereunder, with respect to the Mortgage Loans;

                  (b) The Assignee understands that the Mortgage Loans have not been registered under the 1933 Act or the securities laws of any state;

                  (c) The purchase price being paid by the Assignee for the
         Mortgage Loans is in excess of $250,000 and will be paid by cash remittance of the full purchase price within sixty (60) days of the sale;

                  (d) The Assignee is acquiring the Mortgage Loans for
         investment for its own account only and not for any other person;

                  (e) The Assignee considers itself a substantial, sophisticated institutional investor having such knowledge in financial and business matters that it is capable of evaluating the merits and the risks of investment in the Mortgage Loans;

                  (f) The Assignee has been furnished with all information
         regarding the Mortgage Loans that it has requested from the Assignor or the Companies;

                  (g) Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the
         Mortgage Loans, an interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the
         Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the
         1933 Act or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans;
         and

                  (h) Either: (1) the Assignee is not an employee benefit plan
         ("Plan") within the meaning of section 3(3) of the Employee Retirement
         Income Security Act of 1974, as amended ("ERISA") or a plan (also
         "Plan") within the meaning of section 4975(e)(1) of the Internal
         Revenue Code of 1986 ("Code"), and the Assignee is not directly or indirectly purchasing the Mortgage Loans on behalf of, investment manager of, as named fiduciary of, as trustee of, or with assets of, a
         Plan; or (2) the Assignee's purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

                  V. Company Representations and Warranties.

                  (a) Each Company hereby makes the representations and
         warranties set forth in Sections 3.01 and 3.02 of the MLPWA as of the applicable Company Closing Date. The Assignee shall be entitled to all of the rights and remedies of the Purchaser (as defined in the MLPWA)
         under the MLPWA for a breach of any of the representations and warranties made by each Company herein.

                  (b) Each Company represents and warrants to the Assignee that
         (i) attached hereto as Exhibit A is a true, accurate and complete copy of the Purchase, Warranties and Servicing Agreement, (ii) such agreement is in full force and effect as of the date hereof, (iii) such agreement has not been amended or modified in any respect and (iv) no notice of termination has been given to such party under such agreement.

                  VI. Servicing. JPM hereby agrees that from and after the
Assignment Closing Date it shall note the transfer of the applicable Mortgage
Loans to the Assignee in its books and records and service the applicable
Mortgage Loans in accordance with the terms of the MLPWA (including without limitation Articles IV through XII as they relate to the servicing and reconstitution of the Mortgage Loans). The Assignee shall be entitled to all of the rights and remedies of the Purchaser (as defined in the MLPWA) under the
MLPWA for any failure of JPM to service the Mortgage Loans in accordance with the terms of the MLPWA. The Assignee, JPM or CHF hereby agree that from and after the Assignment Closing Date, such parties will be bound by the Amendment
Reg AB with respect to the Mortgage Loans and the Amendment Reg AB shall be applicable to the Mortgage Loans. The Assignee shall be entitled to all of its rights and remedies under the Amendment Reg AB for any failure of JPM or CHF to perform under the Amendment Reg AB with respect to the Mortgage Loans and JPM or
CHF shall be entitled to all of the rights and remedies of such respective party under the Amendment Reg AB for any failure of the Assignee to perform under the
Amendment Reg AB with respect to the Mortgage Loans. An account has been established as a Custodial Account pursuant to Section 4.04 of the MLPWA, designated as "Chase Home Finance LLC, as subservicer for JPMorgan Chase Bank,
National Association, in trust for Bank of America, National Association, owner of various whole loan series P&I." Another separate account has been established as an Escrow Account pursuant to Section 4.06 of the MLPWA, designated as "Chase
Home Finance LLC, as subservicer for JPMorgan Chase Bank, National Association, in trust for Bank of America, National Association, owner of various whole loan series and various mortgagors T&I."

                  VII. Delivery of the Mortgage Files. The parties hereby agree that the Companies are required to deliver the mortgage files with respect to the Mortgage Loans in

accordance with the terms of the Purchase, Warranties and Servicing Agreement;
provided, however, that the Companies agree that they will deliver the mortgage files with respect to the Mortgage Loans in accordance with the terms of the
MLPWA within thirty (30) days following the applicable Company Closing Date (the
"Document Delivery Period"). To the extent that the Companies fail to deliver the mortgage files to the Assignee as required by the end of the Document
Delivery Period, then the Assignee shall be entitled to all the rights and remedies of the Purchaser (as defined in the MLPWA) under the MLPWA.

                  VIII. No Waiver. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

                  IX. Assignment. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which
Assignor, Assignee or any Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or a
Company, respectively, hereunder.

                  X. Survival. Each of this Agreement, the Purchase, Warranties and Servicing Agreement and the MLPWA shall survive the conveyance of the
Mortgage Loans and the assignment of the Purchase, Warranties and Servicing
Agreement (to the extent assigned hereunder) by Assignor to Assignee.

                  XI. Counterparts. This Agreement may be executed
simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

                  XII. Conflicts. In the event that any of the provisions of this Agreement, the Purchase, Warranties and Servicing Agreement or the MLPWA
conflict, the agreements shall control in the following order of priority:
first, the terms of this Agreement, second, the terms of the MLPWA and third, the terms of the Purchase, Warranties and Servicing Agreement.

                  XIII. Defined Terms. Except as expressly provided in the
succeeding sentence, capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the Purchase, Warranties and Servicing Agreement. To the extent that provisions of the MLPWA are referred to or incorporated by reference herein, all capitalized terms used therein and defined therein shall be deemed incorporated herein as well.

                  XIV. Joint and Several. Each Company shall be jointly and
severally liable for the full, complete and punctual performance and satisfaction of all obligations of either Company under this Agreement.
Accordingly, each Company waives any and all notice of creation, renewal, extension or accrual of any of the obligations and notice of or proof of reliance by the Assignor or the Assignee upon such Company's joint and several liability. Each Company waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon such Company with respect to the obligations. When pursuing its rights and remedies hereunder against either Company, the Assignor or the Assignee may, but shall be under no obligation, to pursue such rights and remedies hereunder against either Company or any other

Person or against any collateral security for the obligations or any right of offset with respect thereto, and any failure by the Assignor or the Assignee to pursue such other rights or remedies or to collect any payments from such
Company or any such other Person to realize upon any such collateral security or to exercise any such right of offset, or any release of such Company or any such other Person or any such collateral security, or right of offset, shall not relieve such Company of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Assignor or the Assignee against such Company.

                  XV. CHOICE OF LAW. THIS AGREEMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS
OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES
HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  XVI. Notices. Addresses for purposes of all notices and
correspondence related to the Mortgage Loans and this Agreement is:

                  In the case of the Assignor:

                           J.P. Morgan Mortgage Acquisition Corp.
                           270 Park Avenue
                           6th Floor
                           New York, New York 10017
                           Attention: Jonathan Davis
                           Telephone: 212-834-3850
                           Facsimile: 212-834-6591

                           With a copy to:

                           JPMorgan Chase & Co.
                           270 Park Avenue
                           New York, New York 10017
                           Attention:  General Counsel's Office

                  In the case of the Assignee:

                           Bank of America, National Association
                           Hearst Tower
                           NCI-027-21-04
                           214 North Tryon Street, 21st Floor
                           Charlotte, NC  28255

                           Attention:  Managing Director

                  In the case of JPM:

                           JPMorgan Chase Bank, National Association
                           300 Tice Boulevard
                           Woodcliff Lake, NJ 07677
                           Attention:  Michael D. Katz

                           With copy to:

                           General Counsel
                           JPMorgan Chase Bank, National Association
                           194 Wood Ave.
                           Iselin, NJ 08830

                  In the case of CHF:

                           300 Tice Boulevard
                           Woodcliff Lake, NJ 07677
                           Attention:  Michael D. Katz

                           With copy to:

                           General Counsel
                           Chase Home Finance LLC
                           194 Wood Avenue
                           Iselin, NJ 08830

                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

------------------------------------------------------------ ---------------------------------------------------------
J.P. Morgan Mortgage Acquisition Corp.                       Bank of America, National Association

------------------------------------------------------------ ---------------------------------------------------------

By: /s/ Brian L. Simons                                      By: /s/ Bruce W. Good
Its: Vice President                                          Its: Vice President

------------------------------------------------------------ ---------------------------------------------------------

Taxpayer Identification                                      Taxpayer Identification
Number: 45-0483381                                           Number:  94-1687665

------------------------------------------------------------ ---------------------------------------------------------

JPMorgan Chase Bank, National Association                    Chase Home Finance LLC

By: /s/ Bruce J. Friedman                                    By: /s/ Bruce J. Friedman
Its: Vice President                                          Its: Senior Vice President

Taxpayer Identification                                      Taxpayer Identification
Number:______________________________                        Number:______________________________
------------------------------------------------------------ ---------------------------------------------------------

                                    EXHIBIT A

                     to Assignment and Assumption Agreement

         FLOW MORTGAGE LOAN PURCHASE, WARRANTIES AND SERVICING AGREEMENT

                                    EXHIBIT B

                     to Assignment and Assumption Agreement

                          FINAL LIST OF MORTGAGE LOANS

                                    EXHIBIT C

                     to Assignment and Assumption Agreement

           MORTGAGE LOAN PURCHASE, WARRANTIES AND SERVICING AGREEMENT

                                    EXHIBIT D

                     to Assignment and Assumption Agreement

                      ASSIGNEE'S WIRE TRANSFER INSTRUCTIONS